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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JULY 20, 1999



                               INSILCO CORPORATION
             (Exact Name of Registrant as specified in its charter)




            Delaware                     0-22098               06-0635844
            --------                     -------               ----------

(State or other jurisdiction of   (Commission File No.)   (IRS Employer
incorporation or organization)                            Identification Number)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On May 17, 1999, Insilco Holding Co. through its wholly owned subsidiary Insilco Corporation, entered into a definitive merger agreement with Racine, Wisconsin-based Thermal Transfer Products, Ltd. whereby Thermal Transfer Acquisition Corporation, a newly created wholly owned subsidiary of Insilco Corporation, would be merged with Thermal Transfer Products. The surviving entity, Thermal Transfer Products Ltd., would be a wholly owned subsidiary of Insilco Corporation. The merger was completed on July 20, 1999. The gross purchase price paid by Insilco Holding Company was $26.5 million. The funding for the merger came from Insilco Corporation's credit facilities. Thermal Transfer Products Ltd. is a leading manufacturer of industrial oil coolers and other heat exchanger products.

          This transaction was accomplished through arms length negotiations between Insilco Corporation management and Thermal Transfer Products management.

          Insilco Holding Co.'s press release issued July 20, 1999 is attached as an exhibit and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (1)   Financial Statements of Business Acquired
          -----------------------------------------

          It is impracticable for Insilco Holding Co. to provide the required financial statements of Thermal Transfer Products at the time of filing of this report. Insilco Holding Co. undertakes to file such financial statements as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty
          (60) days from the date by which this report on Form 8-K is required to be filed.

    (b)   Pro Forma financial Information
          -------------------------------

          It is impracticable for Insilco Holding Co. to provide the required pro forma financial information at the time of filing of this report. Insilco Holding Co. undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty (60) days from the date by which this report on Form 8-K is required to be filed.

    (c)   Exhibits.
          ---------

          Exhibit No.                         Description

              2 (a) Merger agreement dated May 17, 1999 by and among Insilco Corporation, Thermal Transfer Acquisition Corp., Thermal Transfer Products, Ltd., Royse Myers and Barbara Myers.

             99 (a)        Press release of Insilco Holding Co. issued July 20,
                           1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   INSILCO CORPORATION
                                            ---------------------------------
                                            Registrant


Date: July 20, 1999                    By:    /s/ Michael R. Elia
                                            ---------------------------------
                                            Michael R. Elia
                                            Senior Vice President and Chief
                                             Financial Officer

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                                  EXHIBIT INDEX


          Exhibit No.                         Description

              2 (a) Merger agreement dated May 17, 1999 by and among Insilco Corporation, Thermal Transfer Acquisition Corp., Thermal Transfer Products, Ltd., Royse Myers and Barbara Myers.

             99 (a)        Press release of Insilco Holding Co. issued July 20,
                           1999.

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